Exhibit 21

Entity Name	Domestic State	Foreign Qualification
AF Motors L.L.C.	DE	FL
ANL L.P.	DE	FL
Arkansas Automotive Services, L.L.C.	DE	AR
Asbury AR Niss L.L.C.	DE	AR
Asbury Atlanta AC L.L.C.	DE	GA
Asbury Atlanta AU L.L.C.	DE	GA
Asbury Atlanta BM L.L.C.	DE	GA
Asbury Atlanta Chevrolet L.L.C.	DE	GA
Asbury Atlanta Ford, LLC	DE	GA
Asbury Atlanta Hon L.L.C.	DE	GA
Asbury Atlanta Hund L.L.C.	DE	GA
Asbury Atlanta Inf L.L.C.	DE	GA
Asbury Atlanta Infiniti L.L.C.	DE	GA
Asbury Atlanta Jaguar L.L.C.	DE	GA
Asbury Atlanta K L.L.C.	DE	GA
Asbury Atlanta Lex L.L.C.	DE	GA
Asbury Atlanta Nis L.L.C.	DE	GA
Asbury Atlanta Toy L.L.C.	DE	GA
Asbury Atlanta Toy 2 L.L.C.	DE	GA
Asbury Atlanta VB L.L.C.	DE	GA
Asbury Atlanta VL L.L.C.	DE	GA
Asbury Automotive Arkansas Dealership Holdings L.L.C.	DE	AR, MS
Asbury Automotive Arkansas L.L.C.	DE	AR, MS
Asbury Automotive Atlanta L.L.C.	DE	GA
Asbury Automotive Atlanta II L.L.C.	DE	GA
Asbury Automotive Brandon, L.P.	DE	FL
Asbury Automotive Central Florida, L.L.C.	DE	FL
Asbury Automotive Deland, L.L.C.	DE	FL
Asbury Automotive Fresno L.L.C.	DE
Asbury Automotive Group L.L.C.	DE	CT, NJ
Asbury Automotive Jacksonville GP L.L.C.	DE	FL
Asbury Automotive Jacksonville, L.P.	DE	FL
Asbury Automotive Management L.L.C.	DE	NY, GA
Asbury Automotive Mississippi L.L.C.	DE	MS
Asbury Automotive North Carolina Dealership Holdings L.L.C.	DE	NC
Asbury Automotive North Carolina L.L.C.	DE	NC, SC, NJ, VA
Asbury Automotive North Carolina Management L.L.C.	DE	NC
Asbury Automotive North Carolina Real Estate Holdings L.L.C.	DE	NC, NJ, SC, VA
Asbury Automotive Oregon L.L.C.	DE
Asbury Automotive Southern California L.L.C.	DE
Asbury Automotive St. Louis, L.L.C.	DE	MO
Asbury Automotive St. Louis II, L.L.C.	DE	MO
Asbury Automotive Tampa GP L.L.C.	DE	FL
Asbury Automotive Tampa, L.P.	DE	FL
Asbury Automotive Texas L.L.C.	DE	TX

Exhibit 21

Asbury Automotive Texas Real Estate Holdings L.L.C.	DE	TX
Asbury CH MOTORS L.L.C.	DE	FL
Asbury Deland Hund, LLC	DE	FL
Asbury Deland Imports 2, L.L.C.	DE	FL
Asbury Fresno Imports L.L.C.	DE
Asbury Ft. Worth Ford, L.L.C	DE	TX
Asbury Jax AC, L.L.C.	DE	FL
Asbury Jax Ford, LLC	DE
Asbury Jax Holdings, L.P.	DE	FL
Asbury Jax Hon, L.L.C.	DE	FL
Asbury Jax K, L.L.C.	DE	FL
Asbury Jax Management L.L.C.	DE	FL
Asbury Jax VW, L.L.C.	DE	FL
Asbury MS Chev, L.L.C.	DE	MS
Asbury MS Gray-Daniels L.L.C.	DE	MS
Asbury No Cal Niss L.L.C.	DE
Asbury Sacramento Imports L.L.C.	DE
Asbury SC JPV L.L.C.	DE	SC
Asbury SC Lex L.L.C.	DE	SC
Asbury SC Toy L.L.C.	DE	SC
Asbury So Cal DC L.L.C.	DE
Asbury So Cal Hon L.L.C.	DE
Asbury So Cal Niss L.L.C.	DE
Asbury South Carolina Real Estate Holdings L.L.C.	DE	SC
Asbury St. Louis FSKR, L.L.C.	DE	MO
Asbury St. Louis Cadillac L.L.C.	DE	MO
Asbury St. Louis Lex L.L.C.	DE	MO
Asbury St. Louis LR L.L.C.	DE	MO
Asbury St. Louis M L.L.C.	DE	MO
Asbury Tampa Management L.L.C.	DE	FL
Asbury Texas D FSKR, L.L.C.	DE	TX
Asbury Texas H FSKR, L.L.C.	DE	TX
Asbury-Deland Imports L.L.C.	DE	FL
Atlanta Real Estate Holdings L.L.C.	DE	GA
Avenues Motors, Ltd.	FL
Bayway Financial Services, L.P.	DE	FL
BFP Motors L.L.C.	DE	FL
C&O Properties, Ltd.	FL
Camco Finance II L.L.C.	DE	NC, SC, VA
CFP Motors L.L.C.	DE	FL
CH Motors, L.L.C.	DE	FL
CHO Partnership, Ltd.	FL
CK Chevrolet L.L.C.	DE	FL
CK Motors L.L.C.	DE	FL
CN Motors L.L.C.	DE	FL
Coggin Automotive Corp.	FL

Exhibit 21

Coggin Cars L.L.C.	DE	FL
Coggin Chevrolet L.L.C.	DE	FL
Coggin Management, L.P.	DE	FL
CP-GMC Motors L.L.C.	DE	FL
Crown Acura/Nissan, LLC	NC
Crown CHH L.L.C.	DE	NC
Crown CHO L.L.C.	DE	NC
Crown CHV L.L.C.	DE	NC
Crown FDO L.L.C.	DE	NC
Crown FFO Holdings L.L.C.	DE	NC
Crown FFO L.L.C.	DE	NC
Crown GAC L.L.C.	DE	NC
Crown GBM L.L.C.	DE	NC
Crown GCA L.L.C.	DE	NC
Crown GDO L.L.C.	DE	NC
Crown GHO L.L.C.	DE	NC
Crown GNI L.L.C.	DE	NC
Crown GPG L.L.C.	DE	NC
Crown GVO L.L.C.	DE	NC
Crown Honda, LLC	NC
Crown Motorcar Company L.L.C.	DE	VA
Crown PBM L.L.C.	DE	NJ
Crown RIA L.L.C.	DE	VA
Crown RIB L.L.C.	DE	VA
Crown SJC L.L.C.	DE	SC
Crown SNI L.L.C.	DE	SC
CSA Imports L.L.C.	DE	FL
Escude-NN L.L.C.	DE	MS
Escude-NS L.L.C.	DE	MS
Escude-T L.L.C.	DE	MS
Florida Automotive Services, L.L.C (f/k/a Asbury Automotive Florida, L.L.C.).	DE	FL
Southern Atlantic Automotive Services, LLC f/k/a Georgia Automotive Services, L.L.C. .	DE	GA, SC
HFP Motors L.L.C.	DE	FL
JC Dealer Systems LLC (f/k/a Dealer Profit Systems L.L.C.)	DE	FL
KP Motors L.L.C.	DE	FL
McDavid Austin-Acra, L.L.C.	DE	TX
McDavid Frisco-Hon, L.L.C.	DE	TX
McDavid Grande, L.L.C.	DE	TX
McDavid Houston-Hon, L.L.C.	DE	TX
McDavid Houston-Niss, L.L.C.	DE	TX
McDavid Irving-Hon, L.L.C.	DE	TX
McDavid Outfitters, L.L.C.	DE	TX, LA
McDavid Plano-Acra, L.L.C.	DE	TX
Mid-Atlantic Automotive Services, L.L.C.	DE	NC, SC, VA, NJ
Mississippi Automotive Services, L.L.C.	DE	MS

Exhibit 21

Missouri Automotive Services, L.L.C.	DE	MO
NP FLM L.L.C.	DE	AR
NP MZD L.L.C.	DE	AR
NP VKW L.L.C.	DE	AR
Plano Lincoln-Mercury, Inc.	DE	TX
Precision Computer Services, Inc.	FL
Precision Enterprises Tampa, Inc.	FL
Precision Infiniti, Inc.	FL
Precision Motorcars, Inc.	FL
Precision Nissan, Inc.	FL
Premier NSN L.L.C.	DE	AR
Premier Pon L.L.C.	DE	AR
Prestige Bay L.L.C.	DE	AR
Prestige Toy L.L.C.	DE	AR
Q Automotive Brandon FL, L.L.C.	DE	FL
Q Automotive Cumming GA, L.L.C.	DE	GA
Q Automotive Ft. Myers FL, L.L.C.	DE	FL
Q Automotive Group L.L.C.	DE	FL
Q Automotive Jacksonville FL, L.L.C.	DE	FL
Q Automotive Kennesaw GA, L.L.C.	DE	GA
Q Automotive Orlando FL, L.L.C.	DE	FL
Tampa Hund, L.P.	DE	FL
Tampa Kia, L.P.	DE	FL
Tampa LM, L.P.	DE
Tampa Mit, L.P.	DE
Texas Automotive Services, L.L.C.	DE	TX
Thomason Auto Credit Northwest, Inc.	OR
Thomason Dam L.L.C.	DE
Thomason Frd L.L.C.	DE
Thomason Hund L.L.C.	DE
Thomason Pontiac-GMC L.L.C.	DE
WMZ Motors, L.P.	DE
WTY Motors, L.P.	DE	FL